Filed pursuant to Rule 497(e).

File Nos. 33-36528 and 811-6161.

ALLIANZ FUNDS

Supplement Dated March 17, 2006

to the Allianz Funds Statement of Additional Information

Dated January 31, 2006

The subsection captioned “Nicholas-Applegate” in the section titled “Portfolio Manager Compensation” is revised to indicate that: (i) Horacio A. Valeiras, CFA, James Li, Ph.D., CFA and Jane Edmondson share primary responsibility for the management of the NACM Growth Fund; and (ii) Horacio A. Valeiras, CFA and Steven Tael, Ph.D. share primary responsibility for management of the NACM International Fund. As a result, all information relating to Stacey R. Nutt Ph.D., David Vaughn, CFA and David J. Pavan, CFA is hereby removed.

The sub-part captioned “Annual bonus and profit sharing opportunity” in the sub-section captioned “Nicholas-Applegate” is amended and restated to read in its entirety as follows:

Annual bonus and profit sharing opportunity. Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she manages, including each Fund; as well as the performance of the individual’s portfolio management team and the overall success of the firm. Approximately 75% of each portfolio manager’s bonus is based on one- and three-year annualized performance of client accounts under his or her management, with greater weight placed on three-year performance. This takes into account relative performance of the accounts to each account’s individual benchmark (which includes the Russell 1000 Growth Index, the Russell 1000 Value Index, the Russell 2000 Growth Index, the Russell 2000 Value Index, the Russell 2500 Growth Index, the Russell 2500 Index, the Russell Mid-Cap Index, the S&P 500 Index, the S&P 400 Index, the MSCI EAFE Index, the CSFB Convertible Index, the Merrill Lynch All Convertible All Quality Index, the Merrill Lynch High Yield Master II Index, the MSCI Emerging Markets Index and the MSCI World Index) (representing approximately one half of the calculation) and the accounts’ peer rankings in institutional consultant universes (representing the other half). In the case of each Fund, the benchmark against which the performance of the Fund’s portfolio will be compared for these purposes in indicated in the “Performance Information” sections of the Prospectuses. The remaining 25% of the bonus is based on a qualitative review and overall firm profitability. The qualitative review evaluates each Nicholas-Applegate portfolio manager based on the individual’s contribution to the implementation of the investment process of his or her accounts, including the Fund. The lead portfolio manager indicated for each fund evaluates the other members of the portfolio management team. The Chief Investment Officer (Mr. Valerias) evaluates the lead portfolio managers. The Chief Investment Officer’s bonus compensation is based on the overall performance and profitability of the firm’s portfolios.

Each Nicholas-Applegate investment team has a profit-sharing plan. Each team receives a pool which is based on “EBITDA” (i.e., earnings before interest, taxes, depreciation and amortization) of the accounts managed by the team and is distributed subjectively. All team members are eligible. The Chief Investment Officer and lead portfolio manager (if any) determine allocations among the team. The profits to be allocated increase with the profitability of the individual accounts.

Portfolio managers are also eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

In addition, the related tables in the subsection are hereby restated as follows to reflect the noted additions and removals.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager. Except as noted below, the information is as of June 30, 2005.

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Pedro Marcal	1	$132.5	2	$193.5	0	—
Nicholas Melhuish	1	132.5	2	193.5	0	—
Stephen Sexauer	2	139.3	19	500.6	18	$572.6
Mark W. Stuckelman	3	145.5	19	500.6	18	572.6
Joshua Moss	1	132.5	2	193.5	0	—
Horacio A. Valeiras, CFA*	11	879.0	161	8,149.0	37	6,114.0
Steven Tael, Ph.D.*	1	127.0	3	166.0	3	276.0
James Li, Ph.D., CFA*	1	111.0	29	1,077.0	1	10.0
Jane Edmondson*	1	111.0	29	1,077.0	1	10.0
Joseph Devine	3	172.0	11	101.4	2	68.2
Vincent Willyard, CFA	3	172.0	11	101.4	0	—
Nelson Shing	2	139.3	19	500.6	18	572.6

* Information provided is as of March 10, 2006.

Accounts and Assets for Which Advisory Fee is Based on Performance

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Pedro Marcal	0	—	0	—	0	—
Nicholas Melhuish	0	—	0	—	0	—
Stephen Sexauer	0	—	1	$38.0	0	—
Mark W. Stuckelman	1	$6.2	0	—	0	—
Joshua Moss	0	—	0	—	0	—
Horacio A. Valeiras, CFA*	3	25.0	0	—	0	—
Steven Tael, Ph.D.*	0	—	0	—	0	—
James Li, Ph.D., CFA*	0	—	0	—	0	—
Jane Edmondson*	0	—	0	—	0	—
Joseph Devine	0	—	0	—	0	—
Vincent Willyard, CFA	0	—	0	—	0	—
Nelson Shing	0	—	1	38.0	0	—

*	Information provided is as of March 10, 2006.

Except as noted below, the following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund the portfolio manager manages, as of June 30, 2005.

Securities Ownership

NACM Flex-Cap Value	Dollar Range of Equity Securities
Stephen Sexauer	None
Mark Stuckelman	None
Nelson Shing	None
NACM Global
Pedro Marcal	None
Nicholas Melhuish	None
Joshua Moss	None
NACM Growth
Horacio A. Valeiras*	None
James Li, Ph.D., CFA*	None
Jane Edmondson*	None
NACM International
Horacio A. Valeiras*	None
Steven Tael, Ph.D.*	None
NACM Pacific Rim
Joseph Devine	None
Vincent Willyard	None

*	Information provided is as of March 10, 2006.